Investor Webinar Briefing September 20, 2022 (U.S.) / September 21, 2022 (AU) Exhibit 99.1

Certain statements in this presentation and the accompanying oral commentary are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, technology platform, development strategy, prospective products, pipeline and milestones, regulatory objectives, expected payments from and outcomes of collaborations, and likelihood of success, are forward-looking statements. Such statements are predictions only and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, among others, the costs, timing and results of clinical trials and other development activities; the uncertainties inherent in the initiation and enrollment of clinical trials; the uncertainties associated with the COVID-19 pandemic; the unpredictability of the timing and results of regulatory submissions and reviews; market acceptance for approved products and innovative therapeutic treatments; competition; the possible impairment of, inability to obtain and costs of obtaining intellectual property rights; and possible safety or efficacy concerns, general business, financial and accounting risks and litigation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. More information concerning AVITA Medical as well as the aforementioned risks and uncertainties is available in our public filings with the U.S. Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and our most recent Transition Report on Form 10-KT period from July 1, 2021 to December 31, 2021. We are providing this information as of its date and do not undertake any obligation to update or revise it, whether as a result of new information, future events or circumstances or otherwise, except as required by law. Additional information may be available in press releases or other public announcements and public filings made after the date of this presentation. AVITA Medical’s products are Rx only. Please reference the Instructions for Use for more information on indications, contraindications, warnings, precautions and adverse events.  In the United States, RECELL® is approved for use in patients suffering acute thermal burns. Use of RECELL in other patient populations is either prohibited by United States law or may be made available pursuant to a relevant investigational device exemption granted by the FDA (and likewise limited by United States law to investigational use only). Legal Disclaimers

Transforming Lives with Skin Restoration AVITA MEDICAL OVERVIEW Patented RECELL® technology, a new treatment paradigm for burn injuries Leveraging proven RECELL® platform to advance new indications in acute traumatic wounds and vitiligo, as well a pipeline of cell and gene therapies Regenerative medicine company leading the development and commercialization of first-in-class devices and autologous cellular therapies for skin restoration In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

Why AVITA Medical?

avita medical

Strong IP Estate
Total of 19 granted patents, 25 pending applications, and automated devices in development with associated established IP protection

First PMA in Burns in 20+ Years
PMA-approved Class III* device for burn care sets precedent and creates a significant barrier to entry

Proven Health Economic Outcomes
Published health economic model demonstrates significant savings to patients and the health care system


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Executive Leadership
02
Field Team
03
Clinical Outcomes
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Health Economic Outcomes
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First Mover Advantage
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IP Estate

World-Class Executive Team
Executive management team has 150+ years of experience with proven track records across medical device, biotech, and pharmaceutical companies

Best-in-Class Field Team
Highly experienced team averaging over 15 years of Burn Care Experience

Robust Clinical Outcomes
Efficacy of platform is well studied; de-risked pipeline with >15,000 patients treated globally

* FDA's designation of RECELL as a Class III device established precedent for future similar devices to require pivotal clinical data and PMA submissions for FDA approval. This is the highest level of rigor for a U.S. device approval.

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Commercial Revenue Growth: Year-to-date 2022: +39% year-over-year Second Quarter 2022: +23% same quarter prior year New “Ease of Use” RECELL Device:  FDA approval and launch Japan:  PMDA approval of Burns and cases completed  Favorable reimbursement and commercial launch in Burns Pivotal Trials Topline Results : Acute traumatic wounds: statistically superior donor sparing and comparable healing rates Vitiligo: achieved primary effectiveness endpoint of super-superior response rate Year in Review: Continued Growth and Expansion Quarters referenced in calendar year. As of January 1, 2022, AVITA Medical is reporting on a calendar year basis. Recent Accomplishments ($ 000s) Quarter Ended Strong U.S. RECELL Commercial Growth

84% Burn Sites Activated 93% Burn Surgeons Certified > $71 Million in U.S. RECELL Revenue Since Approval Accomplishments Since Approval ~6,5000 Procedures* Strong Adoption of RECELL Reflected in Key Leading Indicators *Data is compiled based on information voluntarily provided by our customers and is subject to change. Procedures* Sites/Surgeons

New Ease of Use Device FDA Approved & Launched * Market Research March 2020 HCPs Steps Reduced By 33% Reduced number of steps New Device Simplified Process Improved Usability 94% of surveyed users of the RECELL System believe it will reduce their workload/allow them to perform other duties*

Approval of Burns and Favorable Reimbursement in Japan

BACKGROUND

COMMERCIAL PARTNER: COSMOTEC, an M3 Company

INDICATION: Burns

Additional Indication(s) to Follow Based on U.S. Pivotal Clinical Data

PMDA APPROVAL: Q1 2022

LAUNCHED: Q3 2022

Ministry of Health, Labour, and Welfare (MHLW) granted favorable reimbursement pricing in September 2022

PATIENT FUNNEL - BURNS ADDRESSABLE MARKET *


~250,000
PATIENTS
Incidence of Burns Needing Medical Treatment in Japan
~6,000
PATIENTS
Severe Burns (defined as hospital admissions of burns that may require grafting)
~1,400
PATIENTS
Target: Severe Burns Treated at Burn Centers

Commercial Launch Underway

* Furue M, Yamazaki S, Jimbow K, Tsuchida T, Amagai M, Tanaka T et al. Prevalence of dermatological disorders in Japan: a nationwide, cross-sectional, seasonal, multi-center, hospital-based study. J Dermatol. 2011 April; 38(4):310-20, Japan Health System Review, 2018. Additional estimates based on data from 2016 JSBI National Burns Repository, https://injuryprevention.bmj.com/content/26/Suppl_2/i36#F2 and Cosmotec estimates

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Soft Tissue Repair Expands Burns Business to Encompass All Acute Wounds Acute Traumatic Wound Opportunity In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. In the United States, RECELL is not approved for use in pediatrics. Use of RECELL in this case was performed internationally where the indication is approved. >4.5M patients TOTAL MARKET >140K TOTAL ADDRESSABLE MARKET SERVICEABLE AVAILABLE MARKET >65K patients patients RECELL eligible procedures at high volume sites RECELL eligible trauma procedures OPPORTUNITY ESTIMATION TAM $1 Billion Open wounds presented at the Emergency Department Poster: Use of regenerative suspension in the treatment of a complex de-gloving injury. Ian M Smith. Female, pregnant 28-year-old who suffered from a de-gloving injury POST DEBRIDEMENT OF INJURY 6 MONTH POST-RECELL TREATMENT

Acute Traumatic Wounds Indication on Track for FDA Submission

avita medical


A
B

Within-subject comparisons
(treatment site healing and donor sparing)

Effectiveness Data

As seen with burns treatment with RECELL, the study confirms use of less donor skin relative to the standard of care control (conventional skin grafting)

Safety Data

Preliminary review of adverse events shows consistency with prior RECELL experience

FDA Submission Expected in H2 2022 with Approval in H2 2023

Patient treated for necrotizing fasciitis



TREATMENT DAY



1 YEAR POST-RECELL TREATMENT

Photos courtesy of Kevin Foster, Valleywise Health Medical Center. Patient treated under Compassionate Use Program IDE13053

In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

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Vitiligo Opportunity *NB-UVB protocol per Vitiligo Working Group recommendations JAAD 2017. In the United States, RECELL is not approved for treatment of vitiligo. Advances in Vitiligo: An Update on Medical and Surgical Treatments. A. Dillon, et al. J Clin Aesth Derm. 2017. Willingness-to-Pay and Quality of Life in Patients with Vitiligo. Radtke, et al. BJD. 2009. In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. OPPORTUNITY ESTIMATION Targeting <1,000 procedural dermatologists and plastic surgeons who, along with patients, have extremely low satisfaction with existing products  TAM $5.2 Billion 4.5M (range 3-6.5 million) TOTAL MARKET 1.3M TOTAL ADDRESSABLE MARKET SERVICEABLE AVAILABLE MARKET 188K Estimated number of eligible patients at target call points Prevalence of Vitiligo in the United States RECELL treated Negative Control Komen L, Vrijman C, Tjin EP, Krebbers G, de Rie MA, Luiten RM, van der Veen JW, Wolkerstorfer A. Autologous cell suspension transplantation using a cell extraction device in segmental vitiligo and piebaldism patients: a randomized controlled pilot study. Journal of the American Academy of Dermatology. 2015 Jul;73(1):170-2. POTENTIAL RECELL BENEFITS For Stable Vitiligo: Segmental & Non-Segmental Durable: One-time treatment Patient from a prior study at 6 months RECELL-treated area was 100% re-pigmented Komen L, Vrijman C, Tjin EP, Krebbers G, de Rie MA, Luiten RM, van der Veen JW, Wolkerstorfer A. Autologous cell suspension transplantation using a cell extraction device in segmental vitiligo and piebaldism patients: a randomized controlled pilot study. Journal of the American Academy of Dermatology. 2015 Jul;73(1):170-2. Prevalence of Stable Vitiligo in the United States

Vitiligo Indication on Track for FDA Submission Primary Endpoint Proportion of study sites achieving ≥80% repigmentation for RECELL-treated sites vs Control at Week 24 In the United States, RECELL is not approved for treatment of vitiligo. A B Control NB-UVB alone Treatment  Laser ablation +                 (1:20)  + NB-UVB Primary Endpoint Met; FDA Submission End of 2022 Study achieved its primary effectiveness endpoint of super-superiority Effectiveness Data Preliminary review of adverse events shows consistency with prior RECELL experience Safety Data Within-subject comparison

New RECELL Device: Automated New RECELL Automated Device in development for Vitiligo: FDA Submission expected in H2 2023 FDA Approval expected in H2 2024 Protected by issued patents in the U.S. and certain other countries for automated device which provides a further barrier to entry for potential competitors  KEY UPDATES

Innovation New Device: Improved Ease of Use New Device: Fully Automated INDICATION DISCOVERY FEASIBILITY PIVOTAL APPROVAL LAUNCH Regenerative Therapeutics – Wounds & Dermatology (Current Platform) Acute Thermal Burns (U.S.) RECELL® Japan Vitiligo (U.S.) Soft Tissue Reconstruction (U.S.) Early-Stage Research Programs Epidermolysis Bullosa Rejuvenation Summary: Focused Pipeline with Strong Growth Potential In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. CONCEPT DESIGN APPROVAL SUBMISSION LAUNCH

Projected Key Milestones Platform Expansion and Automation Vitiligo: FDA Submission H2 2022 FDA Approval H2 2023 Soft Tissue: FDA Submission H2 2022 FDA Approval H2 2023 Automated Vitiligo Device: FDA Submission H2 2023 FDA Approval H2 2024

~ $7 Billion in Combined TOTAL ADDRESSABLE MARKET Current Platform Has Significant Market Opportunity ~$6.8B Opportunity Burns Acute Traumatic Wounds Vitiligo $ $ $

Corporate

Financial Overview NASDAQ ticker symbol: RCEL ASX ticker symbol: AVH Analysts Matt O'Brien, Piper (U.S.) Josh Jennings, Cowen (U.S.) Ryan Zimmerman, BTIG (U.S.) Chris Kallos, MST (AUS) John Hester, Bell Potter (AUS) Shane Storey, Wilsons (AUS) Brooks O’Neil, Lake Street (U.S.) Lyanne Harrison, BofA Global Research (AUS) Shane Ponraj, MorningStar (AUS) (USD in $000s) 12 Months Ended June 30 Unaudited 12 Months Ended December 31 Unaudited 3 Months Ended June 30 2018 2019 2020 2021 2020 2021 2021 2022 Commercial Sales 929 5,474 14,263 21,483 17,918 25,091 6,699 8,242 BARDA Sales - - - 7,749 - 7,934 3,605 93 Total Revenue 929 5,474 14,263 29,232 17,918 33,025 10,304 8,335 Gross Profit 383 4,203 11,290 23,283 14,660 26,921 8,251 6,949 BARDA Income 7,734 5,921 3,926 2,055 2,534 1,590 440 551 Cash, Cash Equivalents & Marketable Securities 10,986 20,174 73,639 110,746 59,765 104,852 110,746 91,098

AVITA Leadership Team Dr. Michael S. Perry CEO >30 years experience Affiliations: Michael Holder CFO  >30 years experience Affiliations: Donna Shiroma General Counsel >20 years experience Affiliations: Andrew Quick CTO >25 years experience Affiliations: Kathy McGee COO >25 years experience Affiliations: Erin Liberto CCO >20 years experience Affiliations:

There are numerous risk factors involved with the Company’s business. Some of these risks can be mitigated by the use of safeguards and appropriate systems and controls, but some are outside the control of the Company and cannot be mitigated. Accordingly, an investment in the Company carries no guarantee with respect to the payment of dividends, return of capital or price at which securities will trade. The following is a summary of the more material matters to be considered. However, this summary is not exhaustive. Potential investor should consult their professional advisors before deciding whether to invest. Technological Change: Technological change presents the Company with significant opportunities for growth. However, the risk remains that any competitor may introduce new technology enabling it to gain a significant competitive advantage over the Company. Reliance on key personnel: The Company's success depends to a significant extent upon its key management personnel, as well as other management and technical personnel including sub-contractors. The loss of the services of any such personnel could have an adverse effect on the Company. Competition: The Company competes with other companies in the United States as well as in Australia and internationally. Some of these companies have greater financial and other resources than the Company and, as a result, may be in a better position to compete for future business opportunities. There can be no assurance that the Company can compete effectively with these companies. Patent Protection: The patent protection that the Company may obtain varies from product to product and country to country and may not be sufficient, including to maintain product exclusivity. Patent rights are also limited in time and do not always provide effective protection for products and services: competitors may successfully avoid patents through design innovation, the Company may not hold sufficient evidence of infringement to bring suit, or the infringement claim may not result in a decision that the rights are valid, enforceable or infringed. Legislation or regulatory actions subsequent to the filing date of a patent application may affect what an applicant is entitled to claim in a pending application and may also affect whether a granted patent can be enforced in certain circumstances. Laws relating to biotechnology remain the subject of ongoing political controversy in some countries. The risk of changed laws affecting patent rights is generally considered greater for the biotechnology field than in other longer established fields. Change in government policy and legislation: Any material adverse changes in relevant government policies or legislation of Australia / United States may affect the viability and profitability of the Company, and consequent returns to investors. The activities of the Company are subject to various federal, state and local laws governing prospecting, development, production, taxes, labor standards and occupational health and safety, and other matters. Clinical Studies to Support Any Regulatory Applications for Additional Commercial Applications:  The Company cannot guarantee that any clinical trials will be conducted as planned or completed on schedule, if at all.  As a result, we may not achieve the expected clinical milestones necessary for approval by the FDA, or other regulators, for the use of RECELL®  System for additional applications in the United States or other countries. A failure or delay in a clinical study or regulatory application can occur at any stage.  Delays can be costly and could negatively affect our ability to complete clinical trials for our product candidates.  If we are not able to successfully complete clinical trials, we will not be able to obtain regulatory approval for the use of our product for additional applications, all of which could have a material adverse effect on our business, financial condition and results of operations. Risk Factors and Disclosures

INDICATIONS FOR USE: The RECELL® Autologous Cell Harvesting Device is indicated for the treatment of acute thermal burn wounds. The RECELL device is used by an appropriately-licensed healthcare professional at the patient’s point of care to prepare autologous RES® Regenerative Epidermal Suspension for direct application to acute partial-thickness thermal burn wounds in patients 18 years of age and older or application in combination with meshed autografting for acute full-thickness thermal burn wounds in pediatric and adult patients.  CONTRAINDICATIONS: RECELL is contraindicated for: the treatment of wounds clinically diagnosed as infected or with necrotic tissue, the treatment of patients with a known hypersensitivity to trypsin or compound sodium lactate (Hartmann’s) solution, patients having a known hypersensitivity to anesthetics, adrenaline/epinephrine, povidone-iodine, or chlorhexidine solutions.  WARNINGS: Autologous use only. Wound beds treated with a cytotoxic agent (e.g., silver sulfadiazine) should be rinsed prior to application of the cell suspension. RECELL is provided sterile and is intended for single-use. Do not use if packaging is damaged or expired. Choose a donor site with no evidence of cellulitis or infection and process skin immediately. A skin sample should require between 15 and 30 minutes contact with Enzyme. Contact in excess of 60 minutes is not recommended. RECELL Enzyme is animal derived and freedom from infectious agents cannot be guaranteed.  PRECAUTIONS: RECELL is not intended for use without meshed autograft for treatment of full-thickness burn wounds. The safety and effectiveness of RECELL without meshed autograft have not been established for treatment of partial-thickness burn wounds: on the hands and articulating joints, >320 cm2, in patients with wounds totaling >20% total body surface area (TBSA). The safety and effectiveness of RECELL with autografting have not been established for treatment of full-thickness burn wounds: on the hands and articulated joints, and in patients younger than 28 days of age (neonates).  SPECIAL PATIENT POPULATIONS:  The safety and effectiveness of RECELL have not been established for treatment of acute thermal partial-thickness burn wounds in pediatric patients younger than 18 years of age. Important Safety Information

Revolutionary treatment using a patient’s own skin for life-changing outcomes In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.